Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the quarterly report of Alico, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on February 6, 2023, (the “Form 10-Q”), I, John E. Kiernan, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)
The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2023	By:	/s/ John E. Kiernan
John E. Kiernan
President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)